                                    PIONEER

                                    BALANCED

                                      FUND




                                     Annual

                                     Report

                                    12/31/02




                           [PIONEER INVESTMENTS LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                      11
      Financial Statements                                         24
      Notes to Financial Statements                                30
      Report of Independent Auditors                               36
      Trustees, Officers and Service Providers                     37
      Retirement Plans from Pioneer                                42

     PIONEER BALANCED FUND
     LETTER FROM THE PRESIDENT 12/31/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

     In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

     Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

     We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

     Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 12/31/02

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

U.S. Common Stocks                                                               50.50
U.S. Government Securities                                                       28.80
U.S. Corporate Bonds                                                             10.60
Temporary Cash Investments                                                        9.30
Asset Backed Securities                                                           0.40
Collateralized Mortgage Obligations                                               0.30
Convertible Corporate Bonds                                                       0.10

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

Government Obligations                                                           28.00
Consumer Staples                                                                 16.00
Consumer Discretionary                                                           10.00
Financials                                                                       10.00
Industrials                                                                       8.00
Health Care                                                                       7.00
Energy                                                                            6.00
Information Technology                                                            6.00
Other                                                                             4.00
Materials                                                                         3.00
Telecommunication Services                                                        1.00
Utilities                                                                         1.00

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  Federal Home Loan Mortgage,     4.04%   6.  Gillette Co.                    2.64%
           6.0%, TBA
       2.  William Wrigley Jr., Co.        2.79    7.  Pharmacia Corp.                 2.59
       3.  Berkshire Hathaway, Inc.        2.75    8.  Family Dollar Stores, Inc.      2.56
           (Class B)
       4.  Northrop Grumman Corp.          2.71    9.  Government National Mortgage    2.44
                                                       Association, 6.0%, 11/15/32
       5.  Anheuser-Busch                  2.66   10.  Federal National Mortgage       2.44
           Companies, Inc.                             Association, 6.5%, 10/1/32

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/02                              CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/02     12/31/01
                             $8.29      $9.46

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (1/1/02 - 12/31/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.1142    $    --        $    --

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman
    Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of June 30, 2002)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE         PRICE*
1 Year                                                 -11.20%       -15.23%
5 Years                                                  -6.01         -1.97
10 Years                                                  4.33          3.85

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.
[CHART]

                                                                                        LEHMAN BROTHERS
                                          PIONEER BALANCED      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                500 INDEX                INDEX            RUSSELL 3000 INDEX
                                          ----------------      -----------------       ---------------       ------------------
12/92                                           9550                  10000                  10000                  10000
                                               10525                  11003                  10975                  11088
12/94                                          10072                  11154                  10655                  11109
                                               12287                  15331                  12623                  15198
12/96                                          13503                  18841                  13082                  18513
                                               15383                  25120                  14345                  24398
12/98                                          15559                  32284                  15591                  30287
                                               16048                  39062                  15462                  36617
12/00                                          16912                  35506                  17260                  33886
                                               16425                  31302                  18718                  30003
12/02                                          14586                  24401                  20637                  23540

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes that the Russell 3000 Index is more representative of the issues in the Fund's portfolio than the S&P 500 Index and will not provide the S&P 500 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/02     12/31/01
                             $8.21      $9.36

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (1/1/02 - 12/31/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.0377    $    --        $    --

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of June 30, 2002)

                         PERIOD                           IF HELD   IF REDEEMED*
1 year                                                    -11.9%      -15.4%
5 Years                                                   -1.93        -2.11
Life-of-Class                                              3.17         3.17
(4/28/95)

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

                                                                                        LEHMAN BROTHERS
                                          PIONEER BALANCED      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                500 INDEX                INDEX            RUSSELL 3000 INDEX
                                          ----------------      -----------------       ---------------       ------------------
4/95                                          10000.00               10000.00               10000.00               10000.00
                                              11374.00               12186.00               11123.00               12230.00
12/96                                         12400.00               14977.00               11527.00               14899.00
                                              14010.00               19968.00               12640.00               19634.00
12/98                                         14036.00               25663.00               13738.00               24373.00
                                              14350.00               31050.00               13625.00               29468.00
12/00                                         14981.00               28223.00               15209.00               27270.00
                                              14423.00               24882.00               16493.00               24145.00
12/02                                         12707.00               19401.00               18185.00               18944.00

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes that the Russell 3000 Index is more representative of the issues in the Fund's portfolio than the S&P 500 Index and will not provide the S&P 500 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

    PIONEER BALANCED FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/02     12/31/01
                             $8.27      $9.44

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (1/1/02 - 12/31/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.0365    $    --        $    --

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman
    Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2001)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE       PRICE/CDSC*
1 Year                                                 -12.02%        -12.95%
5 Years                                                  -2.15          -2.34
Life-of-Class                                             1.39           1.25
(1/31/96)

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.
[CHART]

                                                                                        LEHMAN BROTHERS
                                          PIONEER BALANCED      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                500 INDEX                INDEX            RUSSELL 3000 INDEX
                                          ----------------      -----------------       ---------------       ------------------
1/96                                            9900                  10000                  10000                  10000
                                               10708                  11902                  10295                  11838
12/97                                          12152                  15868                  11289                  15601
                                               12185                  20393                  12269                  19366
12/99                                          12431                  24675                  12168                  23414
                                               12922                  22429                  13583                  21668
12/01                                          12390                  19773                  14730                  19185
12/02                                          10900                  15416                  16241                  15052

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes that the Russell 3000 Index is more representative of the issues in the Fund's portfolio than the S&P 500 Index and will not provide the S&P 500 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

     A new management team took responsibility for day-to-day portfolio management of Pioneer Balanced Fund, effective December 1, 2002. In the following interview, Timothy Mulrenan, who is responsible for the Fund's equity portfolio, and Richard Schlanger, who is responsible for the fixed income portfolio, discuss the markets during the past year and the investment strategies they have implemented since assuming responsibility for the Fund.

     Pioneer Balanced Fund posted a negative return during a very challenging and volatile year for the U.S. capital markets. In 2002, all classes of equities turned in big losses. As investors sought out quality in a time of uncertainty, high quality fixed income securities produced the best performance in fixed income markets.

     Q:  HOW DID THE FUND PERFORM DURING 2002?

     A: For the year ended December 31, 2002, Pioneer Balanced Fund's Class A shares had a total return of -11.20%. During the same period, Class B and Class C shares had returns of -11.90% and -12.02%, respectively. All returns were at net asset value.

     Q: HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT THAT INFLUENCED THE FUND'S RESULTS?

     A: Anxieties about geopolitical problems and a sluggish economy heavily influenced both the fixed income and equity markets. Heightened tensions from problems in the Middle East, Iraq and North Korea created apprehension about the international situation. Meanwhile, sluggish growth, rising unemployment and weak capital investment raised fears about the health of the economy. Moreover, controversies about corporate governance and questionable accounting combined with the highly publicized bankruptcies of major companies such as WorldCom, Enron and Global Crossing further undermined investor confidence.

         In the fixed income market, this led to a flight to quality. Treasuries, the highest quality securities, had the best overall performance, despite the growing likelihood of enlarged federal deficits. Mortgage-backed securities issued by government-sponsored enterprises also performed very
  6

     PIONEER BALANCED FUND

         well. Corporate bonds, both investment grade and high yield, lagged in performance for much of the year and yield spreads -- the differences between the yields of Treasuries and lower-quality securities -- grew wider and wider. In the final month of the year, corporate securities finally staged somewhat of a comeback, outperforming government securities.

         Throughout the year in the fixed income market, longer-term securities substantially outperformed short-term securities as investors sought higher yields, especially in high-quality securities. The gap between short-term and long-term yields grew even steeper at the end of the year. In November, the Federal Reserve moved to stave off a recession by lowering short-term rates by one-half of one percentage point, pushing the already-low yields on shorter term securities to their lowest levels in decades. The Federal Funds Rate dropped to 1 1/4%.

         The equity market suffered its third successive year of negative performance, posting even worse results than the previous two years. The Standard & Poor's 500 Index, for example, fell by 22.05% during 2002. We saw a continuation of the re-valuation of all classes of equities following the excessive stock-price run-ups of the late 1990s. The stock market bubble of the late 1990s had led to record levels of corporate and consumer debt and contributed to imbalances that still had not been corrected as 2002 came to a close. Meanwhile, corporate earnings reports consistently fell short of earlier projections throughout the year. Heavy mortgage refinancing activity gave consumers enough liquidity to continue spending, helping to keep the economy from slipping into recession. However, corporate capital spending remained extremely weak as corporations struggled with excess capacity caused by over-investment during the 1990s.

         The struggling economy, disappointing corporate profits and a rise in both business and personal bankruptcies all had an impact on the equity markets. The worst performing industries were those with the greatest overcapacity, including technology, telecommunications and some parts of the retail industry.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02 (CONTINUED)

     Q:  HAS THE NEW MANAGEMENT TEAM MADE ANY CHANGES IN ASSET ALLOCATION?

     A: Yes. Immediately after taking responsibility for the Fund, we adjusted the target allocation to 55% equities and 45% fixed income. That is a substantially higher fixed income allocation than for most of the past year, when equities often comprised more than 70% of net assets.

     Q:  HOW HAS THE NEW TEAM MANAGED THE FIXED INCOME ALLOCATION?

     A: We moved to increase the current income of the portfolio by selling short-term Treasuries, investing in more mortgages and increasing our holdings among corporate bonds. Among the corporate issues in which we invested were Ford Motor Credit, MBNA, Valero Energy, AOL Time-Warner, General Electric and Cox Communications, to name a few. We did not increase our commitment to corporate securities because we were concerned that their rally during December may have gone too far and they were vulnerable to a correction. However, if the yield spreads between corporate securities and Treasuries widen again, we may increase our investments in corporates.

         We kept credit quality high, with an average credit rating of AA. Less than one-half of one percent was in high yield. The average maturity of securities was 5.07 years, with effective duration at
         3.42 years.

     Q:  HOW HAS THE TEAM MANAGED THE EQUITY ALLOCATION?

     A: As we lowered the equity allocation, we also substantially reduced the number of holdings in the Fund from more than 250 different companies to 38 companies as of December 31, 2002. We focused on large-cap companies and built the portfolio based on bottom-up, individual stock analysis and selection, rather than sector allocations. We have a conservative style that emphasizes stable growth companies. Our most significant investments are in high quality, profitable companies with high returns on their capital and proven managements. These companies also tended to be among the dominant companies in their industries. We de-emphasized some industries, such as technology, whose earnings prospects were hindered by overcapacity.
  8

     PIONEER BALANCED FUND

         Berkshire Hathaway was one of our larger positions. We selected it because of its strong balance sheet and its ability to grow earnings as property-and-casualty insurers gained increased power to raise prices. Among consumer staples companies, we assembled positions in Anheuser Busch, Wrigley's and Gillette. All three are increasing their earnings faster than the GDP is expanding.

         Another major holding was Northrop Grumman, which is a leader in electronic systems and systems integration, the fastest growing part of defense contracting.

     Q:  WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?

     A: We think we may see another volatile year, with the equity markets continuing to be roiled by geopolitical concerns and a sluggish economy. The economy may be helped, however, by the fiscal and monetary stimulus of the federal government. Given this uncertainty, we intend to keep the portfolio focused on quality companies with strong balance sheets, superior business models and industry-leading franchises that are not reliant on an economic rebound to do well. It is important to realize that stock prices are not cheap, even after three successive years of negative returns in the equity markets. Bear markets usually end when stock prices are very inexpensive. We don't think we are at that point yet, so we will continue to position the Fund conservatively, focusing on the highest-quality companies.

     Q:  WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

     A: We are also keeping the portfolio conservatively positioned, emphasizing quality and focusing on short- and intermediate-term securities. We believe long-term rates could spike up, eroding prices, because of the growing federal budget deficit. The weakening U.S. dollar also could adversely affect government securities, many of which are owned by foreign investors who might find more attractive opportunities elsewhere.

         We expect to continue to emphasize mortgage securities more than Treasuries, and we may increase our allocation to corporate bonds following

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02 (CONTINUED)

       any correction in their prices from their December rally. We also may lighten our Treasury/Agency position further if there is any easing in international tensions, but we will maintain our emphasis on high-quality, income producing bonds.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02

PRINCIPAL
 AMOUNT                                                                      VALUE
            CONVERTIBLE CORPORATE BONDS - 0.1%
            WIRELESS TELECOMMUNICATION SERVICES - 0.1%
 $60,000    Vodafone Group Plc, 7.75%, 2/15/10
                                                                          $    70,763
                                                                          -----------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost $66,203)                                                $    70,763
                                                                          -----------

 SHARES
            COMMON STOCKS - 50.5%
            ENERGY - 5.1%
            INTEGRATED OIL & GAS - 0.8%
  33,100    Exxon Mobil Corp.                                             $ 1,156,514
                                                                          -----------
            OIL & GAS DRILLING - 3.1%
  26,000    Encana Corp.                                                  $   808,600
  42,500    ENSCO International, Inc.                                       1,251,625
  16,500    Schlumberger Ltd.                                                 694,485
  95,000    Varco International, Inc.*                                      1,653,000
                                                                          -----------
                                                                          $ 4,407,710
                                                                          -----------
            OIL & GAS EXPLORATION & PRODUCTION - 1.2%
  84,000    Ocean Energy, Inc.                                            $ 1,677,480
                                                                          -----------
            TOTAL ENERGY                                                  $ 7,241,704
                                                                          -----------
            MATERIALS - 2.1%
            PRECIOUS METALS & MINERALS - 2.1%
 103,000    Newmont Mining Corp.                                          $ 2,990,090
                                                                          -----------
            TOTAL MATERIALS                                               $ 2,990,090
                                                                          -----------
            CAPITAL GOODS - 3.1%
            AEROSPACE & DEFENSE - 2.5%
  35,800    Northrop Grumman Corp.*                                       $ 3,472,600
                                                                          -----------
            ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
  45,000    Molex, Inc.                                                   $   895,050
                                                                          -----------
            TOTAL CAPITAL GOODS                                           $ 4,367,650
                                                                          -----------
            COMMERCIAL SERVICES & SUPPLIES - 2.3%
            DATA PROCESSING SERVICES - 1.8%
  70,100    First Data Corp.                                              $ 2,482,241
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)


 SHARES                                                                      VALUE
            DIVERSIFIED COMMERCIAL SERVICES - 0.5%
  15,000    Cintas Corp.                                                  $   686,250
                                                                          -----------
            TOTAL COMMERCIAL SERVICES & SUPPLIES                          $ 3,168,491
                                                                          -----------
            TRANSPORTATION - 0.8%
            TRUCKING - 0.8%
  19,000    United Parcel Service                                         $ 1,198,520
                                                                          -----------
            TOTAL TRANSPORTATION                                          $ 1,198,520
                                                                          -----------
            CONSUMER DURABLES & APPAREL - 0.5%
            LEISURE PRODUCTS - 0.5%
  15,300    Harley-Davidson, Inc.                                         $   706,860
                                                                          -----------
            TOTAL CONSUMER DURABLES & APPAREL                             $   706,860
                                                                          -----------
            MEDIA - 2.2%
            BROADCASTING & CABLE TV - 0.5%
  30,000    Comcast Corp.*                                                $   677,700
                                                                          -----------
            MOVIES & ENTERTAINMENT - 1.1%
  41,100    AOL Time - Warner, Inc.*                                      $   538,410
  23,900    Viacom, Inc. (Class B Non-voting)*                                974,164
                                                                          -----------
                                                                          $ 1,512,574
                                                                          -----------
            PUBLISHING - 0.6%
  14,000    McGraw-Hill Co., Inc.                                         $   846,160
                                                                          -----------
            TOTAL MEDIA                                                   $ 3,036,434
                                                                          -----------
            RETAILING - 3.8%
            GENERAL MERCHANDISE STORES - 3.8%
 105,000    Family Dollar Stores, Inc.                                    $ 3,277,050
  40,400    Wal-Mart Stores, Inc.                                           2,040,604
                                                                          -----------
                                                                          $ 5,317,654
                                                                          -----------
            TOTAL RETAILING                                               $ 5,317,654
                                                                          -----------
            FOOD & DRUG RETAILING - 4.4%
            DRUG RETAIL - 0.4%
  25,000    CVS Corp.                                                     $   624,250
                                                                          -----------
            FOOD DISTRIBUTORS - 1.5%
  35,000    Cardinal Health, Inc.                                         $ 2,071,650
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            FOOD RETAIL - 2.5%
  65,000    William Wrigley, Jr., Co.                                     $ 3,567,200
                                                                          -----------
            TOTAL FOOD & DRUG RETAILING                                   $ 6,263,100
                                                                          -----------
            FOOD, BEVERAGE & TOBACCO - 4.1%
            DISTILLERS & VINTNERS - 2.4%
  70,300    Anheuser Busch Companies, Inc.                                $ 3,402,520
                                                                          -----------
            SOFT DRINKS - 1.7%
  56,100    The Coca-Cola Co.                                             $ 2,458,302
                                                                          -----------
            TOTAL FOOD, BEVERAGE & TOBACCO                                $ 5,860,822
                                                                          -----------
            HOUSEHOLD & PERSONAL PRODUCTS - 5.5%
            HOUSEHOLD PRODUCTS - 1.2%
  61,800    Estee Lauder Co.*                                             $ 1,631,520
                                                                          -----------
            PERSONAL PRODUCTS - 4.3%
 111,300    Gillette Co.                                                  $ 3,379,068
  57,500    Kimberly-Clark Corp.                                            2,729,525
                                                                          -----------
                                                                          $ 6,108,593
                                                                          -----------
            TOTAL HOUSEHOLD & PERSONAL PRODUCTS                           $ 7,740,113
                                                                          -----------
            PHARMACEUTICALS & BIOTECHNOLOGY - 5.8%
            BIOTECHNOLOGY - 3.1%
  22,668    Amgen, Inc.*                                                  $ 1,095,771
  79,315    Pharmacia Corp.                                                 3,315,367
                                                                          -----------
                                                                          $ 4,411,138
                                                                          -----------
            PHARMACEUTICALS - 2.7%
  18,900    Merck & Co., Inc.                                             $ 1,069,929
  87,600    Pfizer, Inc.                                                    2,677,932
                                                                          -----------
                                                                          $ 3,747,861
                                                                          -----------
            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                         $ 8,158,999
                                                                          -----------
            DIVERSIFIED FINANCIALS - 0.9%
            DIVERSIFIED FINANCIAL SERVICES - 0.9%
  35,000    American Express Co.                                          $ 1,237,250
                                                                          -----------
            TOTAL DIVERSIFIED FINANCIALS                                  $ 1,237,250
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)


 SHARES                                                                      VALUE
            INSURANCE - 4.5%
            PROPERTY & CASUALTY INSURANCE - 4.5%
   1,450    Berkshire Hathaway Inc. (Class B)*                            $ 3,513,350
  56,000    Progressive Corp.                                               2,779,280
                                                                          -----------
                                                                          $ 6,292,630
                                                                          -----------
            TOTAL INSURANCE                                               $ 6,292,630
                                                                          -----------
            SOFTWARE & SERVICES - 3.1%
            APPLICATION SOFTWARE - 3.1%
  38,300    Microsoft Corp.*                                              $ 1,980,110
  61,200    Symantec Corp.*                                                 2,475,540
                                                                          -----------
                                                                          $ 4,455,650
                                                                          -----------
            TOTAL SOFTWARE & SERVICES                                     $ 4,455,650
                                                                          -----------
            TECHNOLOGY HARDWARE & DEVELOPMENT - 2.3%
            COMPUTER HARDWARE - 1.8%
 145,700    Hewlett-Packard Co.                                           $ 2,529,352
                                                                          -----------
            SEMICONDUCTORS - 0.5%
  44,600    Intel Corp.                                                   $   694,422
                                                                          -----------
            TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                       $ 3,223,774
                                                                          -----------
            TOTAL COMMON STOCKS
            (Cost $73,737,970)                                            $71,259,741
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            ASSET-BACKED SECURITIES - 0.4%
                            TRANSPORTATION - 0.0%
                            AIRLINES - 0.0%
$    13,303     AA-/Baa1    Continental Airlines, 6.648%, 9/15/17            $     11,623
                                                                             ------------
                            TOTAL TRANSPORTATION                             $     11,623
                                                                             ------------
                            DIVERSIFIED FINANCIALS - 0.4%
                            DIVERSIFIED FINANCIAL SERVICES - 0.4%
    500,000       AAA/NR    Morgan Stanley Dean Witter & Co., 7.2%,
                            10/15/33                                         $    584,901
                                                                             ------------
                            TOTAL DIVERSIFIED FINANCIALS                     $    584,901
                                                                             ------------
                            TOTAL ASSET-BACKED SECURITIES
                            (Cost $545,626)                                  $    596,524
                                                                             ------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                            DIVERSIFIED FINANCIALS - 0.3%
                            DIVERSIFIED FINANCIAL SERVICES - 0.3%
    350,000        NA/NA    J.P. Morgan Commercial Mortgage Finance Corp.,
                            A2, 7.371%, 8/15/32                              $    411,018
                                                                             ------------
                            TOTAL DIVERSIFIED FINANCIALS                     $    411,018
                                                                             ------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $366,356)                                  $    411,018
                                                                             ------------
                            CORPORATE BONDS - 10.6%
                            ENERGY - 0.7%
                            INTEGRATED OIL & GAS - 0.2%
     40,000        A-/A3    Conoco Funding Co., 6.35%, 10/15/11              $     44,667
    120,000     BBB/Baa2    Occidental Petroleum, 6.75%, 1/15/12                  136,688
    150,000        A-/A3    Philips Petroleum Co., 8.75%, 5/25/10                 187,714
                                                                             ------------
                                                                             $    369,069
                                                                             ------------
                            OIL & GAS DRILLING - 0.0%
     30,000     BBB/Baa2    Duke Energy Field Services, 6.875%, 2/1/11       $     29,905
     10,000      A-/Baa2    Transocean Sedco Forex, 6.625%, 4/15/11                11,011
                                                                             ------------
                                                                             $     40,916
                                                                             ------------
                            OIL & GAS EXPLORATION & PRODUCTION - 0.1%
     60,000     BBB/Baa2    Kerr-McGee Corp., 7.88%, 9/15/31                 $     73,296
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            OIL & GAS REFINING, MARKETING &
                            TRANSPORTATION - 0.4%
$   500,000     BBB/Baa2    Valero Energy Corp., 6.875%, 4/15/12             $    520,704
                                                                             ------------
                            TOTAL ENERGY                                     $  1,003,985
                                                                             ------------
                            MATERIALS - 0.9%
                            ALUMINUM - 0.2%
    175,000         A/A2    Alcoa Inc., 7.375%, 8/1/10                       $    206,860
                                                                             ------------
                            DIVERSIFIED METALS & MINING - 0.2%
    300,000       A+/Aa3    Rio Tinto Finance USA Ltd., 5.75%, 7/3/06        $    327,749
                                                                             ------------
                            METAL & GLASS CONTAINERS - 0.1%
    125,000     BBB/Baa2    Tenneco Packaging, 8.125%, 6/15/17               $    142,819
                                                                             ------------
                            PAPER PRODUCTS - 0.4%
    500,000     BBB-/Ba1    Abitibi-Consolidated, Inc., 6.95%, 4/1/08        $    517,435
     40,000     BBB/Baa2    Weyerhauser Co., 6.75%, 3/15/12                        43,614
                                                                             ------------
                                                                             $    561,049
                                                                             ------------
                            SPECIALTY CHEMICALS - 0.0%
     50,000         A/A3    Dow Chemical, 5.75%, 11/15/09                    $     51,729
                                                                             ------------
                            TOTAL MATERIALS                                  $  1,290,206
                                                                             ------------
                            CAPITAL GOODS - 1.2%
                            AEROSPACE & DEFENSE - 0.1%
     30,000    BBB+-/A3-    Bombardier Inc., 6.75%, 5/1/12 (144A)            $     26,700
    125,000    BBB-/Baa3    Raytheon Co., 8.2%, 3/1/06                            140,441
                                                                             ------------
                                                                             $    167,141
                                                                             ------------
                            ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
    500,000      AAA/Aaa    General Electric Capital Corp, 4.25%, 1/15/08    $    512,777
    145,000      AAA/Aaa    General Electric Capital Corp, 6.125%, 2/22/11        157,039
     90,000      AAA/Aaa    General Electric Capital Corp, 6.75%, 3/15/32          99,503
    500,000        NA/NA    Oncor Electric Delivery, 6.375%, 1/15/15 (144A)       510,259
                                                                             ------------
                                                                             $  1,279,578
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            INDUSTRIAL MACHINERY - 0.2%
$    70,000        A-/A3    John Deere Capital Corp., 7.0%, 3/15/12          $     81,160
    140,000        A+/A2    Caterpillar Inc., 7.25%, 9/15/09                      163,973
                                                                             ------------
                                                                             $    245,133
                                                                             ------------
                            TOTAL CAPITAL GOODS                              $  1,691,852
                                                                             ------------
                            COMMERCIAL SERVICES & SUPPLIES - 0.0%
                            DIVERSIFIED COMMERCIAL SERVICES - 0.0%
     25,000      A-/Baa1    Equifax Inc., 4.95%, 11/1/07                     $     25,437
                                                                             ------------
                            TOTAL COMMERCIAL SERVICES & SUPPLIES             $     25,437
                                                                             ------------
                            TRANSPORTATION - 0.1%
                            RAILROADS - 0.1%
     70,000     BBB/Baa2    Canadian Pacific Railroad, 6.25%, 10/15/11       $     77,109
                                                                             ------------
                            TOTAL TRANSPORTATION                             $     77,109
                                                                             ------------
                            AUTOMOBILES & COMPONENTS - 0.2%
                            AUTOMOBILE MANUFACTURERS - 0.2%
    350,000       BBB/A2    General Motors Acceptance Corp., 5.75%,
                            11/10/03                                         $    355,801
                                                                             ------------
                            TOTAL AUTOMOBILES & COMPONENTS                   $    355,801
                                                                             ------------
                            CONSUMER DURABLES & APPAREL - 0.0%
                            HOMEBUILDING - 0.0%
     40,000        A-/A3    Cooper Industries, 5.5%, 11/1/09                 $     41,690
                                                                             ------------
                            TOTAL CONSUMER DURABLES & APPAREL                $     41,690
                                                                             ------------
                            HOTELS, RESTAURANTS & LEISURE - 0.4%
                            CASINOS & GAMING - 0.1%
    100,000        B+/B1    Turning Stone, 9.125%, 12/15/10                  $    102,250
                                                                             ------------
                            HOTELS, RESORTS & CRUISE LINES - 0.3%
    500,000     BBB-/Ba1    Starwood Hotels & Resorts, 7.875%, 5/1/12
                            (144A)                                           $    495,000
                                                                             ------------
                            TOTAL HOTELS, RESTAURANTS & LEISURE              $    597,250
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            MEDIA - 1.4%
                            BROADCASTING & CABLE TV - 0.6%
$   135,000    BBB-/Baa3    Clear Channel Communications,
                            7.65%, 9/15/10                                   $    152,935
    150,000     BBB/Baa3    Continental Cablevision, 8.3%, 5/15/06                162,493
    530,000     BBB/Baa2    Cox Communications, 7.125%, 10/1/12                   588,689
                                                                             ------------
                                                                             $    904,117
                                                                             ------------
                            MOVIES & ENTERTAINMENT - 0.6%
    500,000   BBB+-/Baa1    AOL Time-Warner, Inc., 6.875%, 5/1/12            $    528,052
    100,000   BBB+-/Baa1    AOL Time-Warner, Inc., 7.63%, 4/15/31                 102,778
     30,000    BBB+/Baa1    Walt Disney Co., 5.375%, 6/1/07                        31,699
    200,000        A-/A3    Viacom Inc., 7.75%, 6/1/05                            224,071
                                                                             ------------
                                                                             $    886,600
                                                                             ------------
                            PUBLISHING - 0.2%
     40,000         A/A2    E.W. Scripps Co., 5.75%, 7/15/12                 $     43,099
    195,000    BBB-/Baa3    News America Inc., 7.3%, 4/30/28                      191,878
                                                                             ------------
                                                                             $    234,977
                                                                             ------------
                            TOTAL MEDIA                                      $  2,025,694
                                                                             ------------
                            RETAILING - 0.6%
                            COMPUTER & ELECTRONICS RETAIL - 0.4%
    500,000    BBB-/Baa3    NCR Corp., 7.125%, 6/15/09                       $    520,314
                                                                             ------------
                            GENERAL MERCHANDISE STORES - 0.2%
     50,000        A-/A3    Target Corp., 5.95%, 5/15/06                     $     54,179
    200,000       AA/Aa2    Wal-Mart Stores, Inc., 6.875%, 8/10/09                235,594
                                                                             ------------
                                                                             $    289,773
                                                                             ------------
                            TOTAL RETAILING                                  $    810,087
                                                                             ------------
                            FOOD & DRUG RETAILING - 0.1%
                            FOOD DISTRIBUTORS - 0.0%
     20,000        A+/A3    Sara Lee Corp., 6.125%, 11/1/32                  $     21,062
                                                                             ------------
                            FOOD RETAIL - 0.1%
     10,000    BBB+/Baa2    General Mills Inc., 6.0%, 2/15/12                $     10,876
     70,000     BBB/Baa2    Safeway Inc., 6.5%, 11/15/08                           77,115
                                                                             ------------
                                                                             $     87,991
                                                                             ------------
                            TOTAL FOOD & DRUG RETAILING                      $    109,053
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            FOOD, BEVERAGE & TOBACCO - 0.2%
                            DISTILLERS & VINTNERS - 0.1%
$    90,000    BBB+/Baa2    Coors Brewing Co., 6.375%, 5/15/12               $    100,579
                                                                             ------------
                            FOOD, BEVERAGE & TOBACCO - 0.0%
     55,000        A-/A3    Bottling Group LLC, 4.625%, 11/15/12 (144A)      $     54,975
                                                                             ------------
                            SOFT DRINKS - 0.1%
    100,000         A/A2    The Coca-Cola Co., 6.125%, 8/15/11               $    110,509
                                                                             ------------
                            TOTAL FOOD, BEVERAGE & TOBACCO                   $    266,063
                                                                             ------------
                            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
                            HEALTH CARE FACILITIES - 0.4%
    500,000     BBB-/Ba1    HCA Inc., 6.3%, 10/1/12                          $    504,271
                                                                             ------------
                            TOTAL HEALTH CARE EQUIPMENT & SUPPLIES           $    504,271
                                                                             ------------
                            PHARMACEUTICALS & BIOTECHNOLOGY - 0.1%
                            BIOTECHNOLOGY - 0.1%
    100,000     AA-+/A1+    Pharmacia Corp., 6.6%, 12/1/28                   $    112,984
                                                                             ------------
                            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY            $    112,984
                                                                             ------------
                            BANKS - 0.8%
    180,000        A/Aa3    Bank of America, 6.625%, 7/15/02                 $    203,537
    200,000        A/Aa3    Bank One Corp., 6.875%, 8/1/06                        224,828
     10,000    BBB-/Baa2    Capital One Bank, 6.5%, 7/30/04                         9,780
     10,000    BBB-/Baa2    Capital One Bank, 6.875%, 2/1/06                        9,675
    100,000     BBB/Baa2    First Union National Bank, 7.8%, 8/18/10              120,725
     45,000        A+/A1    JP Morgan Chase, 5.25%, 5/30/07                        47,573
    200,000         A/A2    Mellon Financial, 6.7%, 3/1/08                        227,249
    225,000       A+/Aa2    National Westminster, 7.375%, 10/1/09                 266,868
                                                                             ------------
                            TOTAL BANKS                                      $  1,110,235
                                                                             ------------
                            DIVERSIFIED FINANCIALS - 1.8%
                            CONSUMER FINANCE - 1.1%
  1,000,000       BBB/A3    Ford Motor Credit Co., 5.8%, 1/12/09             $    927,494
    150,000       BBB/A3    Ford Motor Credit Co., 9.14%, 12/30/14                158,493
    500,000    BBB+/Baa1    MBNA America Bank NA, 5.375%, 1/15/08                 513,002
                                                                             ------------
                                                                             $  1,598,989
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            DIVERSIFIED FINANCIAL SERVICES - 0.7%
$    25,000        A+/A3    Boeing Capital Corp., 5.8%, 1/15/13              $     25,320
    275,000       A+/Aa2    Citigroup Inc., 7.25%, 10/1/10                        319,239
     75,000       A+/Aa3    Goldman Sachs Group, Inc., 6.875%, 1/15/11             83,718
    400,000     BBB-/Ba1    Health Care Reit, Inc., 7.5%, 8/15/07                 422,193
     30,000       A+/Aa3    Lehman Brothers Holdings, 6.625%, 1/18/12              33,205
    125,000     BBB/Baa1    Norfolk Southern Corp., 7.35%, 5/15/07                143,541
                                                                             ------------
                                                                             $  1,027,216
                                                                             ------------
                            TOTAL DIVERSIFIED FINANCIALS                     $  2,626,205
                                                                             ------------
                            TECHNOLOGY HARDWARE & DEVELOPMENT - 0.3%
                            ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
    100,000         B/B3    K&F Industries, 9.625%, 12/15/10 (144A)          $    101,750
                                                                             ------------
                            TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
     50,000        A+/A2    United Technologies Corp., 6.1%, 5/15/12         $     55,905
                                                                             ------------
                            TELECOMMUNICATIONS EQUIPMENT - 0.2%
     40,000     BBB/Baa2    Citizens Communications, 8.5%, 5/15/06           $     44,296
     30,000     BBB/Baa2    Citizens Communications, 9.0%, 8/15/31                 35,114
     85,000    BBB+/Baa1    Telecom Puerto Rico, 6.8%, 5/15/09                     87,073
     90,000        A-/A3    Thomson Corp., 6.2%, 1/5/12                            98,253
                                                                             ------------
                                                                             $    264,736
                                                                             ------------
                            TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT          $    422,391
                                                                             ------------
                            TELECOMMUNICATION SERVICES - 0.6%
                            INTEGRATED TELECOMMUNICATION SERVICES - 0.6%
    220,000     BBB/Baa2    AT&T Corp., 8.0%, 11/15/31                       $    242,491
     60,000     BBB/Baa2    AT&T Wireless Services, Inc., 8.75%, 3/1/31            58,800
    150,000      A-/Baa1    British Telecom Plc, 8.63%, 12/15/30                  191,235
     45,000    BBB/-Baa3    Koninklijke KPN NV, 8.0%, 10/1/10                      52,698
     15,000    BBB-/Baa3    Sprint Capital Corp., 6.88%, 11/15/28                  12,075
     55,000    BBB-/Baa3    Sprint Capital Corp., 6.9%, 5/1/19                     45,100
    100,000     BBB/Baa3    Union Pacific Cap Trust, 7.25%, 11/1/08               116,438
    150,000        A+/A2    Verizon Global, 7.75%, 12/1/30                        174,684
                                                                             ------------
                            TOTAL TELECOMMUNICATION SERVICES                 $    893,521
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            UTILITIES - 0.7%
                            ELECTRIC UTILITIES - 0.5%
$   480,000    BBB+/Baa1    Dominion Resources, 5.125%, 12/15/09             $    486,303
    110,000    BBB-/Baa3    FirstEnergy Corp., 7.38%, 11/15/31                    106,632
     70,000        A-/A3    PPL Electric Utilities, 6.25%, 8/15/09                 78,322
     10,000     BBB/Baa1    PSE&G Power, 6.95%, 6/1/12                             10,153
                                                                             ------------
                                                                             $    681,410
                                                                             ------------
                            GAS UTILITIES - 0.2%
    270,000      BB-/Ba2    Limestone Electron Trust, 8.625%, 3/15/03
                            (144A)                                           $    254,036
                                                                             ------------
                            TOTAL UTILITIES                                  $    935,446
                                                                             ------------
                            GOVERNMENT - 0.1%
    100,000        A-/A3    Novia Scotia Province, 5.75%, 2/27/12            $    109,781
                                                                             ------------
                            TOTAL GOVERNMENT                                 $    109,781
                                                                             ------------
                            TOTAL CORPORATE BONDS
                            (Cost $14,345,121)                               $ 15,009,061
                                                                             ------------
                            U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.8%
                            GOVERNMENT - 28.8%
  5,000,000                 Federal Home Loan Mortgage, 6.0%, TBA            $  5,168,750
    309,804                 Federal Home Loan Mortgage Commission, 6.5%,
                            5/1/09                                                329,153
  3,000,000                 Federal National Mortgage Association, 6.0%, 30
                            YR TBA                                              3,100,314
  2,000,000                 Federal National Mortgage Association, 6.5%, 30
                            YR TBA                                              2,079,980
    715,000                 Federal National Mortgage Association, 7.0%,
                            7/15/05                                               801,608
     40,000                 Federal National Mortgage Association, 7.125%,
                            6/15/10                                                48,269
  1,260,000                 Federal National Mortgage Association, 6.125%,
                            3/15/12                                             1,436,376
  1,240,761                 Federal National Mortgage Association, 6.0%,
                            11/1/14                                             1,303,730
    570,513                 Federal National Mortgage Association, 6.0%,
                            11/1/16                                               597,222

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/02                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            GOVERNMENT - 28.8% (CONTINUED)
$ 1,800,775                 Federal National Mortgage Association, 5.5%,
                            2/1/17                                           $  1,869,649
    559,127                 Federal National Mortgage Association, 6.5%,
                            4/1/29                                                587,045
  1,570,634                 Federal National Mortgage Association, 7.0%,
                            12/1/31                                             1,652,062
    302,913                 Federal National Mortgage Association, 6.5%,
                            9/1/32                                                315,537
     94,078                 Federal National Mortgage Association, 6.5%,
                            10/1/32                                                97,999
  3,000,001                 Federal National Mortgage Association, 6.5%,
                            10/1/32                                             3,125,029
  2,000,000                 Federal National Mortgage Association, 6.0%,
                            1/1/33                                              2,070,322
  1,159,535                 Government National Mortgage Association, 6.5%,
                            12/1/13                                             1,229,158
  1,036,230                 Government National Mortgage Association, 6.5%,
                            10/15/28                                            1,089,272
    951,538                 Government National Mortgage Association, 7.5%,
                            8/15/29                                             1,015,697
    232,339                 Government National Mortgage Association, 7.5%,
                            1/15/30                                               247,911
    266,736                 Government National Mortgage Association, 8.0%,
                            2/15/30                                               288,532
  3,000,002                 Government National Mortgage Association, 6.0%,
                            11/15/32                                            3,127,529
    493,874                 Government National Mortgage Association II,
                            7.5%, 8/20/29                                         526,474
    125,000                 TSY INFL IX N/B, 3.375%, 1/15/07                      153,981
    820,000                 U.S. Treasury Notes, 3.0%, 11/15/07                   829,865
  1,500,000                 U.S. Treasury Notes, 5.625%, 5/15/08                1,701,797
  2,700,000                 U.S. Treasury Notes, 4.75%, 11/15/08                2,947,217
  2,285,000                 U.S. Treasury Notes, 4.0%, 11/15/12                 2,317,312
    510,000                 U.S. Treasury Notes, 5.375%, 2/15/31                  555,980
                                                                             ------------
                                                                             $ 40,613,771
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                       VALUE
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                            (Cost $39,719,716)                               $ 40,613,771
                                                                             ------------
                            TOTAL INVESTMENT IN SECURITIES
                            (Cost $128,780,992)                              $127,960,878
                                                                             ------------
                            TEMPORARY CASH INVESTMENT - 9.3%
                            REPURCHASE AGREEMENT - 9.3%
$13,200,000                 Credit Suisse First Boston, Inc., dated
                            12/31/02, repurchase price of $13,200,000 plus
                            accrued interest on 1/2/03 collateralized by
                            $12,839,000 U.S. Treasury Bonds, 10.75%,
                            5/15/03                                          $ 13,200,000
                                                                             ------------
                            TOTAL TEMPORARY CASH INVESTMENT
                            (Cost $13,200,000)                               $ 13,200,000
                                                                             ------------
                            TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT
                            (Cost $141,980,992)(a)(b)(c)                     $141,160,878
                                                                             ============

*    Non-income producing securities.

(a) At December 31, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $141,920,562 was as follows:

 Aggregate gross unrealized gain for all investments in
 which there is an excess of value over tax cost              $ 3,176,324
 Aggregate gross unrealized loss for all investments in
 which there is an excess of tax cost over value               (3,936,008)
                                                              -----------
 Net unrealized loss                                          $  (759,684)
                                                              ===========

(b) At December 31, 2002 the Fund had a capital loss carryforward of $8,355,755, which will expire between 2006 and 2010 if not utilized.

(c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined on upon settlement when the specific mortgage pools are assigned.

(d) The Fund elected to defer approximately $6,577,422 of capital losses recognized between November 1, 2002 and December 31, 2002 to its fiscal year ending December 31, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002, aggregated $335,989,611 and $229,769,263, respectively.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 12/31/02

  ASSETS:
     Investment in securities, at value and temporary cash
        investment at amortized cost (cost $141,980,992)          $141,160,878
     Cash                                                               92,841
     Receivables -
        Fund shares sold                                                16,127
        Dividends and interest                                         536,115
                                                                  ------------
           Total assets                                           $141,805,961
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $ 10,365,101
        Fund shares repurchased                                        322,763
     Due to affiliates                                                 165,264
     Accrued expenses                                                  157,043
     Other                                                                 118
                                                                  ------------
           Total liabilities                                      $ 11,010,289
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $146,439,529
     Accumulated undistributed net investment income                   131,836
     Accumulated net realized loss on investments and futures
        contracts                                                  (14,955,579)
     Net unrealized loss on investments                               (820,114)
                                                                  ------------
           Total net assets                                       $130,795,672
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $106,734,063/12,869,079 shares)            $       8.29
                                                                  ============
     Class B (based on $16,255,540/1,981,101 shares)              $       8.21
                                                                  ============
     Class C (based on $7,806,069/943,858 shares)                 $       8.27
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A ($8.29/95.50%)                                       $       8.68
                                                                  ============
     Class C ($8.27/99.00%)                                       $       8.35
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/02

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $207)         $  1,251,435
    Interest                                                     2,391,830
                                                               -----------
          Total investment income                                                $  3,643,265
                                                                                  -----------
 EXPENSES:
    Management fees                                           $    910,273
    Transfer agent fees
       Class A                                                     336,352
       Class B                                                      65,509
       Class C                                                      34,580
    Distribution fees
       Class A                                                     298,857
       Class B                                                     150,972
       Class C                                                      54,020
    Administrative fees                                             38,373
    Custodian fees                                                  71,416
    Registration fees                                               50,664
    Professional fees                                               53,083
    Printing                                                       102,120
    Fees and expenses of nonaffiliated trustees                      6,728
    Miscellaneous                                                    8,900
                                                               -----------
          Total expenses                                                         $  2,181,847
          Less fees paid indirectly                                                   (10,446)
                                                                                  -----------
          Net expenses                                                           $  2,171,401
                                                                                  -----------
             Net investment income                                               $  1,471,864
                                                                                  -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
    Net realized loss from:
       Investments                                            $(11,030,335)
       Futures contracts                                        (2,175,836)
                                                               -----------
    Net realized loss on investments and futures contracts                       $(13,206,171)
                                                                                  -----------
    Change in net unrealized gain (loss) from:
       Investments                                            $ (6,483,452)
       Futures contracts                                            42,009
                                                               -----------
    Net unrealized loss on investments and futures
     contracts                                                                   $ (6,441,443)
                                                                                  -----------
    Net loss on investments and futures contracts                                $(19,647,614)
                                                                                  -----------
    Net decrease in net assets resulting from operations                         $(18,175,750)
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/02 AND 12/31/01, RESPECTIVELY

                                                           YEAR ENDED      YEAR ENDED
 FROM OPERATIONS:                                           12/31/02        12/31/01
 Net investment income                                    $  1,471,864    $  3,168,063
 Net realized gain (loss) on investments and futures
   contracts                                               (13,206,171)      4,941,002
 Change in net unrealized gain (loss) on investments and
   futures contracts                                        (6,441,443)    (13,274,546)
                                                          ------------    ------------
       Net decrease in net assets resulting from
          operations                                      $(18,175,750)   $ (5,165,481)
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
       Class A ($0.11 and $0.20 per share, respectively)  $ (1,553,122)   $ (3,106,820)
       Class B ($0.04 and $0.13 per share, respectively)       (68,665)       (209,814)
       Class C ($0.04 and $0.09 per share, respectively)       (24,320)        (36,335)
                                                          ------------    ------------
   Total distributions to shareowners                     $ (1,646,107)   $ (3,352,969)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $ 32,572,418    $ 32,197,464
 Reinvestment of distributions                               1,495,510       2,998,350
 Cost of shares repurchased                                (48,805,333)    (44,015,931)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $(14,737,405)   $ (8,820,117)
                                                          ------------    ------------
    Net decrease in net assets                            $(34,559,262)   $(17,338,567)
 NET ASSETS:
 Beginning of year                                         165,354,934     182,693,501
                                                          ------------    ------------
 End of year (including accumulated undistributed net
   investment income of $131,836 and $135,519,
   respectively)                                          $130,795,672    $165,354,934
                                                          ============    ============

                                   '02 SHARES    '02 AMOUNT    '01 SHARES    '01 AMOUNT
 CLASS A
 Shares sold                       1,744,538    $ 14,929,254   1,941,576    $ 18,621,814
 Reinvestment of distributions       163,664       1,412,321     285,684       2,778,084
 Less shares repurchased           (4,028,040)   (34,603,084)  (3,622,626)   (34,843,159)
                                   ----------   ------------   ----------   ------------
          Net decrease             (2,119,838)  $(18,261,509)  (1,395,366)  $(13,443,261)
                                   ==========   ============   ==========   ============
 CLASS B
 Shares sold                       1,251,868    $ 10,454,475     971,635    $  9,143,947
 Reinvestment of distributions         7,172          60,869      19,364         186,722
 Less shares repurchased           (1,212,895)   (10,069,264)   (721,539)     (6,914,235)
                                   ----------   ------------   ----------   ------------
          Net increase                46,145    $    446,080     269,460    $  2,416,434
                                   ==========   ============   ==========   ============
 CLASS C
 Shares sold                         850,865    $  7,188,689     467,061    $  4,431,703
 Reinvestment of distributions         2,620          22,320       3,458          33,544
 Less shares repurchased            (491,900)     (4,132,985)   (232,992)     (2,258,537)
                                   ----------   ------------   ----------   ------------
          Net increase               361,585    $  3,078,024     237,527    $  2,206,710
                                   ==========   ============   ==========   ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                CLASS A
       Net asset value, beginning of year                           $   9.46     $   9.94     $   9.73     $   9.74     $  10.15
                                                                    --------     --------     --------     --------     --------
       Increase (decrease) from investment operations:
        Net investment income                                       $   0.11     $   0.19     $   0.30     $   0.31     $   0.30
        Net realized and unrealized gain (loss) on investments         (1.17)       (0.47)        0.22        (0.01)       (0.18)
                                                                    --------     --------     --------     --------     --------
          Net increase (decrease) from investment operations        $  (1.06)    $  (0.28)    $   0.52     $   0.30     $   0.12
       Distributions to shareowners:
        Net investment income                                          (0.11)       (0.20)       (0.31)       (0.31)       (0.30)
        Net realized gain                                                  -            -            -            -        (0.23)
                                                                    --------     --------     --------     --------     --------
       Net increase (decrease) in net asset value                   $  (1.17)    $  (0.48)    $   0.21     $  (0.01)    $  (0.41)
                                                                    --------     --------     --------     --------     --------
       Net asset value, end of year                                 $   8.29     $   9.46     $   9.94     $   9.73     $   9.74
                                                                    ========     ========     ========     ========     ========
       Total return*                                                  (11.20)%      (2.87)%       5.38%        3.15%        1.14%
       Ratio of net expenses to average net assets+                     1.41%        1.31%        1.23%        1.23%        1.17%
       Ratio of net investment income to average net assets+            1.19%        1.97%        2.96%        3.21%        2.92%
       Portfolio turnover rate                                           180%         133%          17%          46%          94%
       Net assets, end of year (in thousands)                       $106,734     $141,746     $162,855     $214,866     $257,419
       Ratios with reduction for fees paid indirectly:
        Net expenses                                                    1.41%        1.30%        1.20%        1.21%        1.16%
        Net investment income                                           1.19%        1.98%        2.99%        3.23%        2.93%

        *  Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios with no reduction for fees paid indirectly.
       (a) As discussed in Note 7, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                              CLASS B                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
       Net asset value, beginning of year                       $  9.36       $  9.85       $  9.64       $  9.65       $ 10.08
                                                                -------       -------       -------       -------       -------
       Increase (decrease) from investment operations:
        Net investment income                                   $  0.02       $  0.12       $  0.19       $  0.22       $  0.23
        Net realized and unrealized gain (loss) on
          investments                                             (1.13)        (0.48)         0.23         (0.01)        (0.21)
                                                                -------       -------       -------       -------       -------
           Net increase (decrease) from investment operations   $ (1.11)      $ (0.36)      $  0.42       $  0.21       $  0.02
       Distributions to shareowners:
        Net investment income                                     (0.04)        (0.13)        (0.21)        (0.22)        (0.22)
        Net realized gain                                             -             -             -             -         (0.23)
                                                                -------       -------       -------       -------       -------
       Net increase (decrease) in net asset value               $ (1.15)      $ (0.49)      $  0.21       $ (0.01)      $ (0.43)
                                                                -------       -------       -------       -------       -------
       Net asset value, end of year                             $  8.21       $  9.36       $  9.85       $  9.64       $  9.65
                                                                =======       =======       =======       =======       =======
       Total return*                                             (11.90)%       (3.72)%        4.39%         2.24%         0.19%
       Ratio of net expenses to average net assets+                2.32%         2.20%         2.15%         2.14%         2.03%
       Ratio of net investment income to average net assets+       0.28%         1.04%         2.03%         2.30%         2.09%
       Portfolio turnover rate                                      180%          133%           17%           46%           94%
       Net assets, end of year (in thousands)                   $16,256       $18,110       $16,413       $19,865       $22,737
       Ratios with reduction of fees paid indirectly:
        Net expenses                                               2.32%         2.19%         2.13%         2.12%         2.01%
        Net investment income                                      0.28%         1.05%         2.05%         2.32%         2.11%

        *  Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios with no reduction for fees paid indirectly.
       (a) As discussed in Note 7, the Fund accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 1.08% to 1.05%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                              CLASS C                           12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
       Net asset value, beginning of year                       $  9.44       $  9.94       $  9.73       $  9.75       $ 10.17
                                                                -------       -------       -------       -------       -------
       Increase (decrease) from investment operations:
        Net investment income                                   $  0.01       $  0.13       $  0.15       $  0.21       $  0.23
        Net realized and unrealized gain (loss) on
          investments                                             (1.14)        (0.54)         0.23         (0.02)        (0.20)
                                                                -------       -------       -------       -------       -------
           Net increase (decrease) from investment operations   $ (1.13)      $ (0.41)      $  0.38       $  0.19       $  0.03
       Distributions to shareowners:
        Net investment income                                     (0.04)        (0.09)        (0.17)        (0.21)        (0.22)
        Net realized gain                                             -             -             -             -         (0.23)
                                                                -------       -------       -------       -------       -------
       Net increase (decrease) in net asset value               $ (1.17)      $ (0.50)      $  0.21       $ (0.02)      $ (0.42)
                                                                -------       -------       -------       -------       -------
       Net asset value, end of year                             $  8.27       $  9.44       $  9.94       $  9.73       $  9.75
                                                                =======       =======       =======       =======       =======
       Total return*                                             (12.02)%       (4.11)%        3.95%         2.02%         0.27%
       Ratio of net expenses to average net assets+                2.53%         2.44%         2.61%         2.38%         2.12%
       Ratio of net investment income to average net assets+       0.06%         0.75%         1.56%         2.09%         2.01%
       Portfolio turnover rate                                      180%          133%           17%           46%           94%
       Net assets, end of year (in thousands)                   $ 7,806       $ 5,499       $ 3,426       $ 3,734       $ 3,778
       Ratios with reduction of fees paid indirectly:
        Net expenses                                               2.53%         2.43%         2.59%         2.35%         2.09%
        Net investment income                                      0.06%         0.76%         1.58%         2.12%         2.04%

        *  Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
        +  Ratio assuming no reduction for fees paid indirectly.
       (a) As discussed in Note 7, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 0.86% to 0.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentations.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums are accreted/amortized for financial reporting purposes. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date

     PIONEER BALANCED FUND

     except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of December 31, 2002, the Fund had no open futures contracts.

    C. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02 (CONTINUED)

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows.

------------------------------------------------------------
                                        2002         2001
                                     ----------   ----------
DISTRIBUTIONS PAID FROM:
Ordinary income                      $1,646,107   $3,352,969
Long-term capital gain                       --           --
                                     ----------   ----------
                                     $1,646,107   $3,352,969
                                     ----------   ----------
------------------------------------------------------------

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward:

-------------------------------------------------------------
                                                      2002
                                                    ---------
Undistributed ordinary income                       $  49,004
Undistributed long-term gain                               --
Unrealized depreciation                              (759,684)
                                                    ---------
Total                                               $(710,680)
                                                    =========
-------------------------------------------------------------

      The difference between book basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of discount and premium amortization.

      At December 31, 2002 the Fund has reclassified $170,560 to increase accumulated realized loss on investments and futures contracts and $170,560 to increase accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

    D. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $18,030 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

    E. CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respec-

     PIONEER BALANCED FUND

     tively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    F. REPURCHASE AGREEMENTS

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

    2. MANAGEMENT AGREEMENT

    PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $82,637 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negoti-

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02 (CONTINUED)

    ated rates. Included in due to affiliates is $35,764 in transfer agent fees payable to PIMSS at December 31, 2002.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $46,863 in distribution fees payable to PFD at December 31, 2002.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $39,430 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $10,446 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an

     PIONEER BALANCED FUND

    annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2002, the Fund had no borrowings under this agreement.

    7. CHANGE IN ACCOUNTING POLICY

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this change had no impact on total net assets of the Fund, but resulted in a $306,037 reduction in cost of securities and a corresponding $306,037 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $70,796, decrease unrealized appreciation (depreciation) by $328,597 and increase net realized gains (losses) by $399,393. The statement of changes in net assets and financial highlights have not been restated to reflect this change in presentation.

    8. CHANGE IN INDEPENDENT AUDITORS

    On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Trust. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Trust for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Trust, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT AUDITORS

     TO THE BOARD OF TRUSTEES AND SHAREOWNERS
     OF PIONEER BALANCED FUND:
   -----------------------------------------------------------------------------

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    [Ernst & Young LLP]

Boston, Massachusetts
February 18, 2003

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT AUDITORS
   Ernst & Young LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS
   The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

      ------------------------------------------------------------------------------------
      INTERESTED TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      John F. Cogan, Jr. (76)*      Chairman of the   Trustee since 1994.
                                    Board, Trustee    Serves until retirement or removal.
                                    and President

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      ------------------------------------------------------------------------------------
      Daniel T. Geraci (45)**       Trustee and       Trustee since October, 2001. Serves
                                    Executive Vice    until retirement or removal.
                                    President

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      ------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      Mary K. Bush (54)             Trustee           Trustee since 1997.
      3509 Woodbine Street,                           Serves until retirement or removal.
      Chevy Chase, MD 20815

      ------------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (76)  Trustee           Trustee since 1994.
      Boston University Healthcare                    Serves until retirement or removal.
      Entrepreneurship Program,
      53 Bay State Road,
      Boston, MA 02215

      ------------------------------------------------------------------------------------
      Margaret B.W. Graham (55)     Trustee           Trustee since 1994.
      1001 Sherbrooke Street West,                    Serves until retirement or removal.
      Montreal, Quebec, Canada

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. ("PGAM");
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      ("PIM-USA"); Chairman and a Director of
      Pioneer and the various Momentum Funds;
      Director, Pioneer Alternative Investments;
      Director and Chairman of the Supervisory
      Board of Pioneer Czech Investment Company,
      a.s.; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      -------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Investment Management
      Shareholder Services, Inc. ("PIMSS") since
      October 2001; President and a Director of
      Pioneer and Pioneer Funds Distributor, Inc.
      ("PFD") (Chairman) since October 2001;
      Executive Vice President of all of the
      Pioneer Funds since October 2001; President
      of Fidelity Private Wealth Management Group
      from 2000 through October 2001; and
      Executive Vice President-Distribution and
      Marketing of Fidelity Investments
      Institutional Services and Fidelity
      Investments Canada Ltd. prior to 2000

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      President, Bush International                Director and/or Trustee of Brady
      (international financial advisory firm)      Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      -------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; and
      University Professor, Boston University
      -------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      ----------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (54)      Trustee              Trustee since 1994.
      One Boston Place, 28th                             Serves until retirement or removal.
      Floor,
      Boston, MA 02108

      ----------------------------------------------------------------------------------------
      Stephen K. West (74)          Trustee              Trustee since 1994.
      125 Broad Street,                                  Serves until retirement or removal.
      New York, NY 10004

      ----------------------------------------------------------------------------------------
      John Winthrop (66)            Trustee              Trustee since 1994.
      One North Adgers Wharf,                            Serves until retirement or removal.
      Charleston, SC 29401

      ----------------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (56)          Secretary            Since 1994.
                                                         Serves at the discretion of Board.
      ----------------------------------------------------------------------------------------
      Dorothy E. Bourassa (55)      Assistant Secretary  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Vincent Nave (57)             Treasurer            Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Luis I. Presutti (37)         Assistant Treasurer  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Gary Sullivan (44)            Assistant Treasurer  Since May, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Alan Janson (31)              Assistant Treasurer  Since July, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      President and Chief Executive Officer,         None
      Newbury, Piret & Company, Inc. (investment
      banking firm)

      ----------------------------------------------------------------------------------------------
      Senior Counsel, Sullivan & Cromwell (law       Director, The Swiss Helvetia Fund, Inc.
      firm)                                          (closed-end investment company), and AMVESCAP
                                                     PLC (investment managers)

      ----------------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc. (private  None
      investment firm)

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of all   None
      of the Pioneer Funds
      ----------------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice              None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries since
      October 2000; Assistant Secretary of all of
      the Pioneer Funds since November 2000; Senior
      Counsel, Assistant Vice President and
      Director of Compliance of PIM-USA from April
      1998 through October 2000; Vice President and
      Assistant General Counsel, First Union
      Corporation from December 1996 through March
      1998

      ----------------------------------------------------------------------------------------------
      Vice President-Fund Accounting,                None
      Administration and Custody Services of
      Pioneer (Manager from September 1996 to
      February 1999); and Treasurer of all of the
      Pioneer Funds (Assistant Treasurer from June
      1999 to November 2000)

      ----------------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,      None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994 to
      1999); and Assistant Treasurer of all of the
      Pioneer Funds since November 2000

      ----------------------------------------------------------------------------------------------
      Fund Accounting Manager-Fund Accounting,       None
      Administration and Custody Services of
      Pioneer; and Assistant Treasurer of all of
      the Pioneer Funds since May 2002

      ----------------------------------------------------------------------------------------------
      Manager, Valuation Risk and Information
      Technology-Fund Accounting, Administration
      and Custody Services of Pioneer since March
      2002; and Assistant Treasurer of all of the
      Pioneer Funds since July 2002. Manager,
      Valuation Risk and Performance Reporting of
      Pioneer from June 2000 to February 2002;
      Member of Pioneer Pricing Group from 1996 to
      2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



    INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

    TRADITIONAL IRA*

    For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.



    ROTH IRA*

    Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.



    EMPLOYER-SPONSORED PLANS



    UNI-K PLAN*

    A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.



    401(k) PLAN*

    Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER                               (CONTINUED)




    SIMPLE IRA PLAN*

    The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.



    403(b) PLAN*

    Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



    SEP-IRA

    The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.



    PROFIT SHARING PLAN

    Companies can decide each year whether -- and how much -- to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



    AGE-BASED PROFIT SHARING PLAN

    Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



    MONEY PURCHASE PENSION PLAN (MPP)

    Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

    DEFINED BENEFIT PENSION PLAN

    Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

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

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                           THIS PAGE FOR YOUR NOTES.

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    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 55014
   Boston, Massachusetts 02205-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

[PIONEER INVESTMENTS LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12962-00-0203
60 STATE STREET                         (C) 2003 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
WWW.PIONEERFUNDS.COM                    [RECYCLE LOGO] PRINTED ON RECYCLED PAPER